UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported): December 16, 2008
Repros Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-15281 (Commission File Number)	76-0233274 (I.R.S. Employer Identification No.)
2408 Timberloch Place, Suite B-7
The Woodlands, Texas 77380
(Address of principal
executive offices
and zip code)
(281) 719-3400
(Registrant’s telephone
number, including area
code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Repros Therapeutics Inc. (the “Company”) held its special meeting of stockholders on December 16, 2008 at which the stockholders approved the proposal to amend the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of shares of the Company’s common stock authorized for issuance from 20,000,000 shares to 30,000,000 shares and, as a result, increase the total number of authorized shares from 25,000,000 shares to 35,000,000 shares. Thereafter, the Company amended its Certificate of Incorporation accordingly. A copy of the Certificate of Amendment to Restated Certificate of Incorporation is attached hereto as Exhibit 3.1(d) and is incorporated herein by reference.

Item 8.01	Other Events.
     The Company announced today that it has, by unanimous agreement by its Board of Directors (the “Board”), elected Mark Lappe of Efficacy Capital, LTD (“Efficacy”) as its Chairman. Efficacy is the Company’s largest shareholder with a position approximating 28% of the Company’s outstanding stock. The composition of the rest of the Company’s Board remains intact. The Company currently has nine directors.
     In other news, Dr. John Reed, President of the Burnham Institute, has been named to the Compensation Committee of the Board. Dr. Reed became a Board member of the Company in September 2008 in conjunction with the completion of the last round of financing, which was led by Efficacy. In addition, both Mark Lappe and Dr. Reed have been appointed to the Nominating and Corporate Governance Committee of the Board.
     A copy of the Company’s press release is attached hereto as Exhibit 99.1. The foregoing description of the press release is qualified in its entirety by reference to the attached exhibit.

Item 9.01.	Financial Statements and Exhibits.
     d. Exhibits

Exhibit
Number		Description

3.1	(a)	Restated Certificate of Incorporation. Exhibit 3.3 to the Company’s Registration Statement on Form SB-2 (No. 33-57728-FW), as amended, is incorporated herein by reference.

3.1	(b)	Certificate of Amendment to Restated Certificate of Incorporation. Exhibit 3.1 to the Company’s Current Report on Form 8-K dated May 1, 2006 is incorporated herein by reference.

3.1	(c)
Certificate of Designation of Series One Junior Participating Preferred Stock dated September 2, 1999. Exhibit A to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A as filed with the Commission on September 3, 1999 is incorporated herein by reference.

3.1(d)*		Certificate of Amendment to Restated Certificate of Incorporation.

99.1*		Press Release dated December 22, 2008.

*	Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repros Therapeutics Inc.
Date: December 22, 2008	By:	/s/ Louis Ploth, Jr.
Louis Ploth, Jr.
Vice President, Business Development and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number		Description

3.1	(a)	Restated Certificate of Incorporation. Exhibit 3.3 to the Company’s Registration Statement on Form SB-2 (No. 33-57728-FW), as amended, is incorporated herein by reference.

3.1	(b)	Certificate of Amendment to Restated Certificate of Incorporation. Exhibit 3.1 to the Company’s Current Report on Form 8-K dated May 1, 2006 is incorporated herein by reference.

3.1	(c)
Certificate of Designation of Series One Junior Participating Preferred Stock dated September 2, 1999. Exhibit A to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A as filed with the Commission on September 3, 1999 is incorporated herein by reference.

3.1(d)*		Certificate of Amendment to Restated Certificate of Incorporation.

99.1*		Press Release dated December 22, 2008.

*	Filed herewith.